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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                January 16, 2002
                                ----------------
                                (Date of Report)


                               Claimsnet.com inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      001-14665                75-2649230
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

          12801 N. Central Expressway, Suite 1515, Dallas, Texas 75243
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 458-1701
                                 --------------
              (Registrant's telephone number, including area code)


                                      N/A
                                      ---
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         On January 16, 2002, Registrant issued a press release announcing that it received a letter from The Nasdaq Stock Market indicating that the Company's common stock was subject to delisting from The Nasdaq SmallCap Market based on its failure to comply with certain listing requirements. The Company also indicated that it would appeal the decision, which would act to stay the delisting of the Registrant's common stock pending the decision of the Nasdaq Listing Qualifications Panel. A copy of the press release is attached hereto as
Exhibit 99.1.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 16, 2002

                                             CLAIMSNET.COM INC.



                                             By: /s/ Bo W. Lycke
                                                --------------------------------
                                             Name:  Bo W. Lycke
                                             Title: President